EXHIBIT 24


     Powers of attorney from the following persons are attached:

                    Patricia C. Barron
                    John R. Hall
                    Robert L. Hintz
                    William H. Joyce
                    Mylle Bell Mangum
                    D. Larry Moore
                    Samuel C. Scott, III
                    Joe B. Wyatt

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                        PATRICIA C. BARRON
                                     ------------------------
                                        Patricia C. Barron

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                          JOHN R. HALL
                                    --------------------------
                                          John R. Hall

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                      ROBERT L. HINTZ
                                   ----------------------
                                      Robert L. Hintz

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                      WILLIAM H. JOYCE
                                   ---------------------------
                                      William H. Joyce

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                       MYLLE BELL MANGUM
                                   ---------------------------
                                       Mylle Bell Mangum

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                     D. LARRY MOORE
                                   --------------------
                                     D. Larry Moore

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                  SAMUEL C. SCOTT, III
                              ----------------------------
                                  Samuel C. Scott, III

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

          (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to:

               (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment
          Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith;

               (b) the offer and sale of up to 900,000
          shares of Common Stock together with an
          indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly
          Employees;

               (c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan;

               (d) the offer and sale of up to 3,000,000 shares of Common Stock under the Reynolds Metals
          Company 1987 Nonqualified Stock Option Plan;

               (e) the offer and sale of up to 3,250,000 shares of Common Stock under the Reynolds Metals
          Company 1992 Nonqualified Stock Option Plan;

               (f) the offer and sale of up to 2,000,000 shares of Common Stock under the Reynolds Metals
          Company 1996 Nonqualified Stock Option Plan;

               (g) the offer and sale of up 2,250,000 shares of Common Stock under the Reynolds Metals Company
          1999 Nonqualified Stock Option Plan;

               (h) the offer and sale of up to 100,000
          shares of Common Stock under the Reynolds Metals
          Company Performance Incentive Plan; and

               (i) the offer and sale of up to 30,000 shares of Common Stock under the Reynolds Metals Company
          Restricted Stock Plan for Outside Directors;

     and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC;
     and

          (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Amended and Restated Rights Agreement dated as of March 8, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,800,000,000 principal amount of unsecured debt securities of the Company, including without limitation Registration Statements Nos. 33-43443 and 333-79563 on Form S-3, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 2001.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 2000.



                                    JOE B. WYATT
                               ----------------------
                                    Joe B. Wyatt